                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 3, 2001

                       [VLASIC FOODS INTERNATIONAL LOGO]
             (Exact name of registrant as specified in its charter)

       NEW JERSEY              1-13933                 52-2067518
(STATE OF INCORPORATION)     (COMMISSION      (IRS EMPLOYER IDENTIFICATION NO.)
                             FILE NUMBER)





                                  VLASIC PLAZA
                              SIX EXECUTIVE CAMPUS
                       CHERRY HILL, NEW JERSEY 08002-4112
                          (PRINCIPAL EXECUTIVE OFFICES)

                         TELEPHONE NUMBER: (856)969-7100
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ITEM 5.      OTHER EVENTS

         On April 3, 2001, Vlasic Foods International Inc. (the "Company") announced in a press release (the "Press Release") that the Company and certain of its United States and Canadian subsidiaries (collectively, the "Seller") entered into an asset purchase agreement (the "Asset Purchase Agreement") with HMTF Foods Acquisitions Corp. ("HMTF"), an affiliate of Hicks, Muse, Tate & Furst, Incorporated, providing for the sale of substantially all of the assets relating to the Seller's pickle products, barbecue sauce and grilling sauce products and frozen food products businesses (collectively, the "Business") to HMTF. A copy of the Asset Purchase Agreement is attached hereto as Exhibit 2.1 and is incorporated in its entirety herein by reference. The Press Release is attached hereto as Exhibit 99.1 and is incorporated in its entirety herein by reference.

         As reported on a Form 8-K dated January 29, 2001, filed by the Company with the Securities and Exchange Commission on February 5, 2001, the Company and its United States operating subsidiaries announced that they filed voluntary petitions for reorganization relief pursuant to Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") and that the Company and its wholly owned subsidiary, VF Brands, Inc., entered into an asset purchase agreement with H.J. Heinz Company ("Heinz") providing for the sale of substantially all of the assets relating to the Company's pickle products, barbecue sauce and grilling sauce products businesses to Heinz (the "Heinz Agreement"). Pursuant to the competitive sales process provided for under the Bankruptcy Code and the Heinz Agreement, the Company terminated the Heinz Agreement in accordance with its terms in favor of entering into the Asset Purchase Agreement. The bankruptcy process also makes the sale to HMTF subject to a competitive sales process whereby higher and better offers for the Business can be considered.

ITEM 7.      EXHIBITS

(c) Exhibits

No.        Description
---        -----------

2.1      Asset Purchase Agreement, dated as of April 3, 2001, by and among
         Vlasic Foods International Inc., VF Brands, Inc., Aligar, Inc., Cargal,
         Inc., Vlasic Foods Distribution Company, Vlasic Standards, Inc., Vlasic
         Foods Canada, Inc., Vlasic International Brands, Inc., Vlasic
         International Sales Inc. and HMTF Foods Acquisition Corp.

99.1     Press Release of Vlasic Foods International Inc., dated April 3, 2001.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   VLASIC FOODS INTERNATIONAL INC.

Date:  April 9, 2001             By:
                                    --------------------------------------------
                                                    Joseph Adler
                                           Vice President and Controller
                                    (Principal Financial and Accounting Officer)

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

2.1 Asset Purchase Agreement, dated as of April 3, 2001, by and among Vlasic Foods International Inc., VF Brands, Inc.,
                  Aligar, Inc., Cargal, Inc., Vlasic Foods Distribution Company,
                  Vlasic Standards, Inc., Vlasic Foods Canada, Inc., Vlasic
                  International Brands, Inc., Vlasic International Sales Inc.
                  and HMTF Foods Acquisition Corp.

99.1              Press Release of Vlasic Foods International Inc., dated April
                  3, 2001.